Per Share Data (Reconciliation of Differences Between Basic and Diluted Earnings Per Share (EPS)) (Detail) - JPY (¥) ¥ / shares in Units, shares in Thousands, ¥ in Millions	3 Months Ended		6 Months Ended
	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2017	Sep. 30, 2016
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Net Income attributable to ORIX Corporation Shareholders	¥ 76,258	¥ 65,381	¥ 165,970	¥ 142,150
Weighted-average shares	1,279,276	1,309,143	1,282,567	1,309,302
Effect of dilutive securities-
Exercise of stock options	1,277	1,227	1,178	1,171
Weighted-average shares for diluted EPS computation	1,280,553	1,310,370	1,283,745	1,310,473
Earnings per share for net income attributable to ORIX Corporation shareholders:
Basic	¥ 59.61	¥ 49.94	¥ 129.40	¥ 108.57
Diluted	¥ 59.55	¥ 49.89	¥ 129.29	¥ 108.47